UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
June 5, 2025
Date of Report (Date of earliest event reported)

(Commission File Number)	(Exact Name of Registrant as Specified in its Charter)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
1-6858	KENTUCKY POWER COMPANY	Kentucky	61-0247775
333-284112-01	KENTUCKY POWER COST RECOVERY LLC	Delaware	33-2363654

KENTUCKY POWER COMPANY	KENTUCKY POWER COST RECOVERY LLC
1 Riverside Plaza	1645 Winchester Avenue
Columbus, OH 43215-2373	Ashland, Kentucky 41101
(Address of Principal Executive Offices) (Zip Code)	(Address of Principal Executive Offices) (Zip Code)

(614) 716-1000	(606) 929-1488
(Registrant’s Telephone Number, Including Area Code)	(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On June 5, 2025, Kentucky Power Company (“
Kentucky Power
”) and Kentucky Power Cost Recovery LLC (the “
Issuing Entity
”) entered into an Underwriting Agreement (the “
Underwriting Agreement
”) with Jefferies LLC, Guggenheim Securities, LLC and SMBC Nikko Securities America, Inc., as underwriters (the “
Underwriters
”), with respect to the purchase and sale of $477,749,000 aggregate principal amount of the Issuing Entity’s Series 2025 Senior Secured Recovery Bonds (the “
Bonds
”) to be issued by the Issuing Entity pursuant to an Indenture and Series Supplement, each to be dated as of June 12, 2025. The Bonds were offered pursuant to the prospectus dated June 5, 2025.
The Underwriting Agreement contains customary representations, warranties and agreements by Kentucky Power and the Issuing Entity and customary conditions to closing, indemnification obligations of Kentucky Power and the Issuing Entity, on the one hand, and the Underwriters, on the other hand, including for liabilities under the Securities Act of 1933, as amended, obligations of the parties and termination provisions.
The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference. A form of the Indenture (including the form of the Bonds and the Series Supplement) is annexed as Exhibit 4.1 to this Current Report on Form
8-K.
In connection with the issuance of the Bonds, Kentucky Power, the Issuing Entity, U.S. Bank Trust Company, National Association, AEP Credit, Inc., and JPMorgan Chase Bank, N.A., expect to enter into a Joinder to that certain amended and restated Intercreditor Agreement dated as of December 9, 2024, to be dated as of June 12, 2025, and which is annexed as Exhibit 10.4 to this Current Report on Form
8-K.
Kentucky Power and the Issuing Entity also expect to enter into a Servicing Agreement, a Purchase and Sale Agreement, and an Administration Agreement, each to be dated as of June 12, 2025, which are annexed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form
8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement among Kentucky Power Cost Recovery LLC, Kentucky Power Company, Jefferies LLC, Guggenheim Securities, LLC and SMBC Nikko Securities America, Inc., dated June 5, 2025.

4.1
Indenture by and among Kentucky Power Cost Recovery LLC, U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary (including the form of the Bonds and the Series Supplement), to be dated as of June 12, 2025.

10.1	Servicing Agreement between Kentucky Power Company and Kentucky Power Cost Recovery LLC, as Servicer, to be dated as of June 12, 2025.

10.2	Purchase and Sale Agreement between Kentucky Power Cost Recovery LLC and Kentucky Power Company, as Seller, to be dated as of June 12, 2025.

10.3	Administration Agreement between Kentucky Power Cost Recovery LLC and Kentucky Power Company, as Administrator, to be dated as of June 12, 2025.

10.4
Joinder to Intercreditor Agreement between Kentucky Power Company, as the Company, Securitization Property Servicer and Receivables Sub-Servicer, Kentucky Power Cost Recovery LLC, as a Bond Issuer, and U.S. Bank Trust Company, National Association, as Indenture Trustee, to be dated as of June 12, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.
Dated: June 6, 2025

KENTUCKY POWER COMPANY

By:	/s/ Matthew D. Fransen
Matthew D. Fransen
Vice President and Treasurer

KENTUCKY POWER COST RECOVERY LLC

By:	/s/ Matthew D. Fransen
Matthew D. Fransen
Manager